Nasdaq: HMST 4th Quarter 2023 January 29, 2024

Important Disclosures Forward-Looking Statements This presentation includes forward-looking statements, as that term is defined for purposes of applicable securities laws, about our proposed merger (the “Merger”) with FirstSun Capital Bancorp, Inc. (“FirstSun”), our industry, our future financial performance, business plans and expectations. These statements are, in essence, attempts to anticipate or forecast future events, and thus subject to many risks and uncertainties. These forward-looking statements are based on our management's current expectations, beliefs, projections, and related to future plans and strategies, anticipated events, outcomes, or trends, as well as a number of assumptions concerning future events, are not historical facts and are identified by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will,” “would” and similar expressions. Forward-looking statements in this presentation include, among other matters, statements regarding anticipated timing to complete the proposed Merger, anticipated expenses of the Merger, our business plans and strategies, general economic trends, strategic initiatives we have announced, growth scenarios and performance targets and key drivers guidance with respect to loans held for investment, average deposits, net interest margin, noninterest income and noninterest expense. Readers should note, however, that all statements in this presentation other than assertions of historical fact are forward-looking in nature. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2022, and in our subsequent quarterly reports on Forms 10-Q and Forms 8-K. Many of these factors and events that affect the volatility in our stock price and shareholders’ response to those events and factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. These risks include, without limitation, our ability to successfully consummate the Merger with FirstSun, the ability of HomeStreet to obtain the necessary approval by shareholders with respect to the Merger, the ability of HomeStreet and FirstSun to obtain required governmental approvals of the Merger, the failure to satisfy the closing conditions in the definitive Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 16, 2024, by and between HomeStreet and FirstSun, or any unexpected delay in closing the Merger, the ability to achieve expected cost savings, synergies and other financial benefits from the Merger within the expected time frames and costs or difficulties relating to integration matters being greater than expected, the diversion of management time from core banking functions due to Merger-related issues; potential difficulty in maintaining relationships with customers, associates or business partners as a result of the announced Merger, changes in the U.S. and global economies, including business disruptions, reductions in employment, inflationary pressures and an increase in business failures, specifically among our customers; changes in the interest rate environment may reduce interest margins; changes in deposit flows, loan demand or real estate values may adversely affect the business of the Bank, through which substantially all of our operations are carried out; there may be increases in competitive pressure among financial institutions or from non-financial institutions; our ability to attract and retain key members of our senior management team; the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; our ability to control operating costs and expenses; our credit quality and the effect of credit quality on our credit losses expense and allowance for credit losses; the adequacy of our allowance for credit losses; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived or interpreted differently; legislative or regulatory changes that may adversely affect our business or financial condition, including, without limitation, changes in corporate and/or individual income tax laws and policies, changes in privacy laws, and changes in regulatory capital or other rules, and the availability of resources to address or respond to such changes; general economic conditions, either nationally or locally in some or all areas in which we conduct business, or conditions in the securities markets or banking industry, may be less favorable than what we currently anticipate; challenges our customers may face in meeting current underwriting standards may adversely impact all or a substantial portion of the value of our rate-lock loan activity we recognize; technological changes may be more difficult or expensive than what we anticipate; a failure in or breach of our operational or security systems or information technology infrastructure, or those of our third-party providers and vendors, including due to cyber-attacks; success or consummation of new business initiatives may be more difficult or expensive than what we anticipate; our ability to grow efficiently both organically and through acquisitions and to manage our growth and integration costs; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; litigation, investigations or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than what we anticipate; our ability to obtain regulatory approvals or non-objection to take various capital actions, including the payment of dividends by us or the Bank, or repurchases of our common stock; and the ability to successfully integrate the three branches we acquired in southern California. Actual results may fall materially short of our expectations and projections, and we may be unable to execute on our strategic initiatives, or we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to us as of the date hereof, and we do not undertake to update or revise any forward- looking statements for any reason. As used in this presentation, "HMST," "HomeStreet," the "Company," "we," "us," "our," or similar references refer to HomeStreet, Inc., a Washington corporation, and its consolidated subsidiary, HomeStreet Bank (the "Bank"). Non-GAAP Financial Measures This presentation contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). Information on any non-GAAP financial measures such as core measures or tangible measures referenced in this presentation, including a reconciliation of those measures to GAAP measures, may also be found in the appendix, our SEC filings, and in the earnings release available on our web site. p. 1

Highlights and Developments p. 2 Quarterly Results • Net loss of $3.4 million, or $0.18 per share • Net interest margin of 1.59% • Loans held for investment remained stable • Excluding broker deposits, total deposits decreased $227 million to $5.5 billion • Uninsured deposits were $485 million as of December 31, 2023 (7% of total deposits) • Nonperforming assets to total assets 0.45% on December 31, 2023 • Book value per share of $28.62 and tangible book value per share of $28.11(1) on December 31, 2023 Year to date results • Net loss of $27.5 million, or $1.46 per share • Core net income of $8.3 million(1), or $0.44 per share • Net interest margin of 1.88% Other Results • Announced a Merger Agreement with FirstSun Bank, estimated to close mid 2024, pending shareholder and regulatory approvals • Declared and paid a quarterly cash dividend of $0.10 per share • Two branches to be closed and consolidated into other branches in the first quarter of 2024 HomeStreet’s results reflect the challenges of rising interest rates and competition for deposits. (1) See appendix for reconciliation of non-GAAP financial measures.

p. 3 Managing through challenging times • Seattle-based diversified commercial & consumer bank – company founded in 1921 • Serving customers throughout the western United States • 58 bank branches • Total assets $9.4 billion Nasdaq: HMST

Seattle Metro Washington Oregon Idaho Utah California Hawaii Southern California Retail deposit branches (58) Primary stand-alone insurance office (1) Primary stand-alone lending centers (4) Retail deposit branches due to close in Q1 2024 (2) HomeStreet p. 4 The number of offices depicted does not include satellite offices that have a limited number of staff which report to a manager located in a separate primary office. Market Focus: • Seattle / Puget Sound • Southern California • Portland, OR • Hawaiian Islands • Idaho/Utah(Single Family Construction Lending)

p. 5 Strategy • Long term strategy to replace borrowings and certificates of deposit with transaction accounts through organic growth and acquisitions • Demonstrated ability to attract deposits at interest rates meaningfully below wholesale borrowing rates • Hedged borrowings ($1.6 billion) to mitigate risk of continued increases in interest rates Current loan production strategy • Substantially reduced production levels in 2023 • Focus on variable rate loan production Higher Interest Rate Environment

p. 6 • Low level of uninsured deposits • Diversified deposit base • Continuing ability to attract new deposit clients • Strong on balance sheet and contingent Liquidity • New loan originations focus is on variable rate products Funding Overview

p. 7 Diversified Deposit Base: • The average balance of our noninterest-bearing consumer deposit accounts as of December 31, 2023, was $7,000 and overall average consumer deposit account balance was $28,000. • The average balance of our noninterest-bearing business deposit accounts as of December 31, 2023, was $68,000 and overall average business deposit account balance was $96,000. • As a percentage of our deposit portfolio, our top ten customers make up only 4.4% of our total deposit balances. • Uninsured deposits of $485 million as of December 31, 2023 (7% of total deposits) Continuing ability to attract new deposit clients • Our branch system added 547 new business customers in 2023. • Commercial banking added 97 new customers in 2023. Liquidity: • Our on-balance sheet liquidity as of December 31, 2023, was 13%. • Our available contingent liquidity borrowing sources ($5.1 billion) equal to 76% of the total amount of deposits outstanding as of December 31, 2023. • Optimizing funding costs by utilizing least cost option (borrowings / brokered deposits) • Liquidity Considerations

$55.7 $49.4 $43.5 $38.9 $35.0 2.53% 2.23% 1.93% 1.74% 1.59% 0 10 20 30 40 50 60 4Q22 1Q23 2Q23 3Q23 4Q23 Net Interest Income Net Interest Margin Net Interest Income & Margin p. 8 $ Millions • Higher funding costs: • Rising interest rates • Increased competition • Migration of low-cost deposits to higher cost deposits • Use of promotional rate deposit products • Increasing yields on loans

$8.89 $9.05 $9.11 $9.01 $8.92 4.24% 4.35% 4.45% 4.46% 4.52% 3.0% 3.5% 4.0% 4.5% 5.0% $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 4Q22 1Q23 2Q23 3Q23 4Q23 Investment Securities Loans Average Yield Interest-Earning Assets p. 9 Average Balances $ Billions Average Rate Percent

$7.17 $7.27 $7.44 $7.37 $7.39 2.12% 2.64% 3.08% 3.33% 3.55% 1.61% 1.79% 2.01% 2.25% 2.58% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% $0 $1 $2 $3 $4 $5 $6 $7 $8 4Q22 1Q23 2Q23 3Q23 4Q23 Total Borrowings Interest Bearing Deposits Average Rate Period End Cost of Deposits Interest-Bearing Liabilities Average Balances p. 10 $ Billions Average Rate Percent

19% 21% 21% 21% 19% 42% 41% 38% 35% 33% 39% 38% 41% 44% 48% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $- $1 $2 $3 $4 $5 $6 $7 $8 4Q22 1Q23 2Q23 3Q23 4Q23 Time Deposits Interest-Bearing Transaction & Savings Deposits Noninterest-Bearing Transaction & Savings Deposits Consumer Deposits Deposits p. 11 $7.45 $7.06 $6.67 $6.75 $6.76 Period End Balances $ Billions

$9.7 $10.2 $10.3 $10.5 $11.0 $0 $10 $20 4Q22 1Q23 2Q23 3Q23 4Q23 Net Gain on Single Family Loan Sales Net Gain on Commercial & CRE Loan Sales Loan Servicing Income Deposit Fees Other Noninterest Income p. 12 $ Millions Other consists of insurance agency commissions, swap income, gain (loss) on sale of securities, and other miscellaneous income

268 226 139 88 41 87 95 96 58 361 239 173 110 52 73 97 96 67 3.94% 2.73% 2.84% 2.03% 2.84% 2.56% 2.28% 2.36% 3.16% 0% 2% 4% 6% 8% 10% 12% 0 100 200 300 400 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Single Family Loan Sales Rate Locks Loans Closed GOS Margin Rate Locks/Loan Closings, $ in millions Margin% Single Family Mortgage Banking p. 13 5% 7% 8% 8% 9% 0% 10% 20% 30% 40% 4Q22 1Q23 2Q23 3Q23 4Q23 Single Family Mortgage Banking as a % of Total Revenues

0% 1% 2% 3% 4% 5% $0 $100 $200 $300 $400 $500 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 DUS Sales CRE Sales DUS Margin CRE Margin Commercial Real Estate Loan Sales $ Millions p. 14

$50.4 $52.5 $90.8 $49.1 $49.5 913 920 910 901 875 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 4Q22 1Q23 2Q23 3Q23 4Q23 Goodwill impairment charges General, Administrative and Other Information services Occupancy Compensation & Benefits FTE Noninterest Expense p. 15 $ Millions

1.0% 2.0% 3.0% 4.0% 5.0% $5.0 $5.5 $6.0 $6.5 $7.0 $7.5 $8.0 $8.5 $9.0 $9.5 $10.0 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Average Assets Core Operating Expenses Operating Expenses Operating Expense compared to Average Assets p. 16 Average Assets $ Billions Operating Expenses, annualized % (1) See appendix for reconciliation of non-GAAP financial measures.

C&I (1) 10% CRE Perm Nonowner 9% Multifamily 53%Construction All Types 8% Home Equity & Other 5% Single Family 15% Loan Portfolio p. 17 A highly diversified loan portfolio by product and geography. Multifamily 79% Industrial 5% Office 7% Retail 6% Other 3% Permanent CRE by Property Type: $5.0 Billion (1) Custom Home Construction 19% Multifamily Construction 30% CRE 2% Residential Construction 34% Land & Lots 15% Construction by Property Type: $566 Million Loan Composition: $7.4 Billion (1) - Includes owner occupied CRE

Permanent Commercial Real Estate Lending Overview • Up To 30 Year Term • $30MM Loan Amt. Max • ≥ 1.15 DSCR • Avg. LTV @ Orig. ~ 60% p. 18 Loan Characteristics • Up To 15 Year Term • $30MM Loan Amt. Max • ≥ 1.25 DSCR • Avg. LTV @ Orig. ~ 59% • Up To 15 Year Term • $30MM Loan Amt. Max • ≥ 1.25 DSCR • Avg. LTV @ Orig. ~ 64% • Up To 15 Year Term • $30MM Loan Amt. Max • ≥ 1.25 DSCR • Avg. LTV @ Orig. ~ 54% • Additional property types are reviewed on a case by case basis • Includes acquired loan types • Examples include: hotels, schools, churches, marinas • Balance: $3.9B • % of Balances: 79% • Portfolio Avg. LTV ~ 57%(1) • Portfolio Avg. DSCR ~ 1.39x • Avg. Loan Size: $5.4M • Largest Dollar Loan: $48.0M 12/31/23 Balances Outstanding Totaling $5.0 Billion • Balance: $222M • % of Balances: 5% • % Owner Occupied: 51% • Portfolio LTV ~ 47%(1) • Portfolio Avg. DSCR ~ 1.90x • Avg. Loan Size: $2.4M • Largest Dollar Loan: $21.3M • Balance: $371M • % of Balances: 7% • % Owner Occupied: 30% • Portfolio LTV ~ 54%(1) • Portfolio Avg. DSCR ~ 2.08x • Avg. Loan Size: $2.3M • Largest Dollar Loan: $23.4M • Balance: $311M • % of Balances: 6% • % Owner Occupied: 24% • Portfolio LTV ~ 46%(1) • Portfolio Avg. DSCR ~ 1.70x • Avg. Loan Size: $3.0M • Largest Dollar Loan: $15.5M • Balance: $131M • % of Balances: 3% • % of Owner Occupied: 71% • Portfolio LTV ~ 39%(1) • Portfolio Avg. DSCR ~ 1.98x • Avg. Loan Size: $3.0M • Largest Dollar Loan: $20.3M 46% 22% 8% 15% 6% 3% Geographical Distribution (Balances) Multifamily 15% 29% 1%3% 44% 8% Industrial / Warehouse 15% 14% 4% 6% 48% 13% Office 18% 24%9% 6% 41% 2% Retail 9% 7% 2% 68% 14% Other CA Los Angeles County CA Other Oregon Other WA King/Pierce/Snohomish WA Other (1) Property values as of origination date. • HomeStreet lends across the full spectrum of commercial real estate lending types, but is deliberate in its effort to achieve diversification among property types and geographic areas to mitigate concentration risk. • “Other” category includes loans secured by Schools ($56.1 million), Hotels ($12.7 million), and Churches ($10.6 million).

Construction Lending Overview • 12 Month Term • Consumer Owner Occupied • Borrower Underwritten similar to Single Family p. 19 Loan Characteristics • 18-36 Month Term • ≤ 80% LTC • Minimum 15% Cash Equity • ≥ 1.20 DSC • Avg. LTV @ Orig. ~ 62% • Liquidity and DSC covenants • 18-36 Month Term • ≤ 80% LTC • Minimum 15% Cash Equity • ≥ 1.25 DSC • ≥ 50% pre-leased office/retail • Avg. LTV @ Orig. ~ 54% • Liquidity and DSC covenants • 12-18 Month Term • LTC: ≤ 95% Presale & Spec • Leverage, Liquid. & Net Worth Covenants as appropriate • Avg. LTV @ Orig. ~ 71% • 12-24 Month Term • ≤ 50% -80% LTC • Strong, experienced, vertically integrated builders • Avg. LTV @ Orig. ~ 68% • Balance: $105M • Unfunded Commitments: $59M • % of Balances: 19% • % of Unfunded Commitments: 14% • Avg. Loan Size: $758K • Largest Dollar Loan: $2.2M 12/31/23 Balances Outstanding Totaling $566 Million • Balance: $168M • Unfunded Commitments: $88M • % of Balances: 30% • % of Unfunded Commitments: 22% • Avg. Loan Size: $12.0M • Largest Dollar Loan: $26.9M • Balance: $15M • Unfunded Commitments: $10M • % of Balances: 2% • % of Unfunded Commitments: 3% • Avg. Loan Size: $7.3M • Largest Dollar Loan: $14.7M • Balance: $193M • Unfunded Commitments: $229M • % of Balances: 34% • % of Unfunded Commitments: 57% • Avg. Loan Size: $484K • Largest Dollar Loan: $6.1M • Balance: $85M • Unfunded Commitments: $18M • % of Balances: 15% • % of Unfunded Commitments: 4% • Avg. Loan Size: $961K • Largest Dollar Loan: $3.9M 26% 7% 59% 2% 1%1% 3% 1% Geographical Distribution (Balances) Custom Home Construction 44% 10%22% 19% 5% Multifamily 100% CRE 17% 19% 2% 9%25% 13% 15% Residential Construction 27% 25% 9% 13% 2% 4% 9% 11% Land and Lots Seattle Metro Puget Sound Other WA Other Portland Metro OR Other Hawaii California Utah Idaho Other: AZ, CO Construction lending is a broad category that includes many different loan types, which possess different risk profiles. HomeStreet lends across the full spectrum of construction lending types.

Single Family Lending and Home Equity Line of Credit (HELOC) Overview p. 20 Single family Loan Characteristics • Balance: $1.1B • $93.6M Gov't Guaranteed • $321.0M Conventional Fixed Rate • $725.1M Conventional Variable Rate • Average Term Remaining: 298 Months • Average Term Remaining Conventional Variable Rate: 312 Months • Average Current LTV: 64.64% • DTI Initial: 31.17% • Average Loan Size: $531 thousand • Largest Dollar Loan: $4.0M • Average Current Interest Rate 4.08% • Balance: $375.5M • Available Line: $581.0M • Average Loan Size: $68K • Largest Loan Size: $1M • Average FICO: 769 • Portfolio CLTV: 63.35% • Average Current Interest Rate: 9.40% 32% 15%26% 4% 2% 4% 14%1% 2% Single Family Geographical Distribution (Balances) Single Family Lending 30% 19%9% 7% 3% 2% 27% 1%2% Home Equity Line of Credit Seattle Metro Puget Sound Other WA Other Portland Metro OR Other Hawaii California Utah Idaho Other: AZ, CO HELOC Geographical Distribution (Balances) HELOC Loan Characteristics

Commercial Business Lending Overview Commercial Business Balances by Industry Type as of Dec. 31, 2023 p. 21 19% 18% 15%13% 6% 5% 5% 5% 4% 10% Finance and Insurance Health Care and Social Assistance Manufacturing Wholesale Trade Real Estate and Rental and Leasing Agriculture, Forestry, Fishing & Hunting Construction Professional, Scientific and Technical Services Administrative and Support and Waste Management and Remediation Services All Other $359.0M

The content Operational Metric: Net Promotor Score  We are pleased to announce that we achieved a Net Promotor Score (NPS) of 40 in 2022– exceeding the bank industry benchmark for the seventh consecutive year.  The NPS is a measure of customer satisfaction calculated based on responses to a single question: How likely is it that you would recommend HomeStreet Bank to a friend or colleague? To calculate the bank’s latest NPS rating, we surveyed 33,200 checking customers and received more than 2,500 survey responses. 22 37 50 56 60 53 44 40 2016 2017 2018 2019 2020 2021 2022 HomeStreet Bank Net Promotor Score NPS Bank Industry NPS* Sources: *Qualtrics XM institute, **Customer Guru, ***BECU Annual Report Summary 2021, and ****WaFD Bank Investor Presentation 2022.

We are committed to our employees, to our communities, and to responsible banking practices. ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) PRACTICES p. 23 Overall • Nominating and Governance Committee oversees the Company’s ESG programs, policies and practices and may recommend changes to the Company’s ESG strategy to the Board of Directors. • The Company established an ESG Management Steering Committee comprised of senior management and included ESG as part of our strategic plan. • Currently evaluating disclosure frameworks across all ESG topics. • Conducting ESG priorities assessment refresh to further execute our ESG Program. • Inaugural ESG Report published 2023 to the Company’s website. Environment and Sustainability • Continued evaluation of disclosure frameworks against which to measure and risk manage our ESG Program priorities. • Continued evaluation of disclosure controls and procedures for ESG disclosures. • Conducting proposed SEC climate rule readiness assessment. • Monitoring SEC proposed ESG rules, including on our climate disclosures. Social Responsibility and Human Capital • Continued attention to the safety, health and wellness of our employees as COVID-19 resurges. • Continued expansion of employee learning resources to increase awareness around DE&I throughout employee population. • Continuing hybrid and remote work for many workers. • Continuing to maintain a diverse population of workers reflective of the communities we serve. • Continuing succession planning to support opportunities to promote qualified talent. • In 2023, we provided over 2,300 hours of paid Community Service time-off for employees to volunteer in their community. • We have donated $600,000 year to date to local non-profit organizations, and our employees recorded almost 8,000 hours of volunteer time. • In 2023, we have funded 43 Volunteer Grants on behalf of employees who serve as long-term volunteers with a non- profit organization. Governance • Oversight by an engaged Board of Directors who actively monitor the policies and business strategies of the Company and are committed to the interests of the Company, the shareholders, employees and communities where we operate. • Maintain effective governance practices including Articles of Incorporation, Bylaws, Principles of Corporate Governance, Committee Charters, Stock Ownership Guidelines, a Code of Ethics, a Whistleblower Policy and other policies.

Outlook

Key Drivers Guidance Metric 2 to 3 Quarter Outlook Comments The expectations being provided below are subject to substantial uncertainty due to potential changes in macroeconomic conditions including the timing of any future Fed Funds target rate changes. Loans Held for Investment Decreasing Slightly • Lower production levels • Focus on variable rate products • Low prepayment speeds Average Deposits Stable • Excluding impact of brokered deposits • Slowing migration of lower cost deposits to higher-cost products • Growth in consumer and business customers • Promotional CD products utilized to raise new money Net Interest Margin Stable • Impact of Fed rate increases on deposit and borrowing costs • High level of wholesale funding • Current loan production at higher rates Noninterest Income Increasing • Higher levels of Fannie Mae DUS loan sales • Seasonal increases in single family mortgage banking in 2024 • Consistent servicing income and deposit fees Noninterest Expense Increasing then stable • Seasonal increase in compensation benefit costs in 2024 Q1 • Compensation impacted by single family mortgage production • Merger related expenses p. 25 The information in this presentation, particularly including but not limited to that presented on this slide, is forward-looking in nature, and you should review Item 1A, “Risk Factors,” in our most recent SEC filings including our Annual Report on Form 10-K, and our quarterly reports on Form 10-Q, for a list of factors that may cause us to deviate from our plans or to fall short of our expectations. Please refer to our cautionary notes on forward looking statements at the beginning of this presentation.

Appendix

Results of Operations Quarter Ended $ Thousands, Except Per Share Data Dec. 31, 2023 Sep. 30, 2023 June 30, 2023 Mar. 31, 2023 Dec. 31, 2022 Net Interest Income $34,989 $38,912 $43,476 $49,376 $55,687 Provision for Credit Losses 445 (1,110) (369) 593 3,798 Noninterest Income 10,956 10,464 10,311 10,190 9,677 Noninterest Expense 49,511 49,089 90,781 52,491 50,420 Net income (loss) Before Income Tax (Benefit) Expense (4,011) 1,397 (36,625) 6,482 11,146 Total (3,419) 2,295 (31,422) 5,058 8,501 Net Income (Loss) per fully diluted share ($0.18) $0.12 $(1.67) $0.27 $0.45 Core Net Income (Loss)(1) Total ($2,249) $2,295 $3,180 $5,058 $8,501 Net Income (Loss)per fully diluted share ($0.12) $0.12 $0.17 $0.27 $0.45 ROAA (0.15%) 0.10% (1.32)% 0.22% 0.36% Core ROAA (1) - annualized (0.10%) 0.10% 0.13% 0.22% 0.36% ROAE - annualized (2.6)% 1.7% (21.7)% 3.5% 6.0% ROATE(1) - annualized (1.3)% 2.2% 2.9% 4.1% 6.4% Net Interest Margin 1.59% 1.74% 1.93% 2.23% 2.53% Efficiency Ratio (1) 105.9% 98.3% 93.7% 87.2% 76.2% Full-Time-Equivalent Employees 875 901 910 920 913 Tier 1 Leverage Ratio (Bank) 8.50% 8.49% 8.43% 8.47% 8.63% Total Risk-Based Capital (Bank) 13.49% 13.32% 12.95% 11.91% 12.59% Common Equity Tier 1 Capital (Bank) 12.79% 12.64% 12.27% 11.28% 11.92% Tier 1 Leverage Ratio (Company) 7.04% 7.01% 6.93% 6.92% 7.25% Total Risk-Based Capital (Company) 12.84% 12.62% 12.16% 11.16% 11.53% Common Equity Tier 1 Capital (Company) 9.66% 9.52% 9.14% 8.36% 8.72% p. 27 (1) See appendix for reconciliation of these non-GAAP financial measures.

Selected Balance Sheet and Other Data As of: $ Thousands, except per share data Dec. 31, 2023 Sep. 30, 2023 June 30, 2023 Mar. 31, 2023 Dec. 31, 2022 Loans Held For Sale $19,637 $33,879 $31,873 $24,253 $17,327 Loans Held for Investment, net 7,382,404 7,400,501 7,395,151 7,444,882 7,384,820 Allowance for Credit Losses 40,500 40,000 41,500 41,500 41,500 Investment Securities 1,278,268 1,294,634 1,397,051 1,477,004 1,400,212 Total Assets 9,384,751 9,458,751 9,501,475 9,858,889 9,364,760 Deposits 6,763,378 6,745,551 6,670,033 7,056,603 7,451,919 Borrowings 1,745,000 1,873,000 1,972,000 1,878,000 1,016,000 Long-Term Debt 224,766 224,671 224,583 224,492 224,404 Total Shareholders’ Equity 538,387 502,487 527,623 574,994 562,147 Other Data: Book Value per Share $28.62 $26.74 $28.10 $30.64 $30.01 Tangible Book Value per Share(1) $28.11 $26.18 $27.50 $27.87 $28.41 Shares Outstanding 18,810,055 18,794,030 18,776,597 18,767,811 18,730,380 Loans to Deposit Ratio 110.0% 110.8% 112.0% 106.4% 99.9% Asset Quality: ACL to Total Loans(2) 0.55% 0.55% 0.57% 0.56% 0.57% ACL to Nonaccrual Loans 103.9% 103.2% 104.3% 318.1% 412.7% Nonaccrual Loans to Total Loans 0.53% 0.52% 0.54% 0.17% 0.14% Nonperforming Assets to Total Assets 0.45% 0.42% 0.44% 0.15% 0.13% Nonperforming Assets $42,643 $39,749 $41,469 $14,886 $11,893 p. 28 (1) See appendix for reconciliation of this non-GAAP financial measure. (2) This ratio excludes balances insured by the FHA or guaranteed by the VA or SBA.

Loans Held for Investment Balance Trend p. 29 $ Millions Dec. 31, 2023 Sep. 30, 2023 June 30, 2023 Mar. 31, 2023 Dec. 31, 2022 Non-owner Occupied CRE $642 9% $633 9% $651 9% $652 9% $658 9% Multifamily 3,940 53% 3,957 52% 3,967 53% 3,976 53% 3,976 54% Construction / Land Development 566 8% 567 8% 576 8% 607 8% 627 8% Total CRE Loans $5,148 70% $5,157 69% $5,194 70% $5,235 70% $5,261 71% Owner Occupied CRE $391 5% $428 6% $434 6% $438 6% $443 6% Commercial Business 359 5% 385 5% 372 5% 393 5% 360 5% Total C&I Loans $750 10% $813 11% $806 11% $831 11% $803 11% Single Family $1,140 15% $1,100 15% $1,068 14% $1,058 14% $1,009 13% Home Equity and Other 385 5% 371 5% 368 5% 362 5% 353 5% Total Consumer Loans $1,525 20% $1,471 20% $1,436 19% $1,420 19% $1,362 18% Total Loans Held for Investment $7,423 100% $7,441 100% $7,437 100% $7,486 100% $7,426 100%

Loan Originations and Advances Trend p. 30 $ Millions Dec. 31, 2023 Sep. 30, 2023 June 30, 2023 Mar. 31, 2023 Dec. 31, 2022 Non-owner Occupied CRE $12 4% $2 1% $2 1% $3 1% $1 0% Multifamily 2 1% 44 13% 66 20% 18 5% 188 31% Construction / Land Development 159 53% 156 47% 153 46% 153 44% 186 30% Total CRE Loans $173 58% $202 61% $221 67% $174 50% $375 61% Owner Occupied CRE $8 3% $2 1% $9 3% $7 2% $21 3% Commercial Business 21 7% 34 10% 14 4% 58 17% 41 7% Total C&I loans $29 10% $36 11% $23 7% $65 19% $62 10% Single Family $62 21% $58 18% $45 14% $67 20% $129 21% Home Equity and Other 34 11% 33 10% 39 12% 39 11% 46 8% Total Consumer loans $96 32% $91 28% $84 26% $106 31% $175 29% Total $298 100% $329 100% $328 100% $345 100% $612 100%

Allowance for Credit Losses by Product Type p. 31 $ Thousands Dec. 31, 2023 Sep. 30, 2023 Reserve Amount Reserve Rate Reserve Amount Reserve Rate Non-owner Occupied CRE $2,610 0.41% $2,365 0.37% Multifamily 13,093 0.33% 10,706 0.27% Construction/Land Development Multifamily Construction 3,983 2.37% 1,592 1.12% CRE Construction 189 1.02% 153 0.83% Single Family Construction 7,365 2.69% 9,745 3.63% Single Family Construction to Permanent 672 0.64% 991 0.72% Total CRE Loans 27,912 0.54% 25,552 0.50% Owner Occupied CRE 899 0.23% 1,102 0.26% Commercial Business 2,950 0.83% 3,601 0.94% Total C&I 3,849 0.52% 4,703 0.58% Single Family 5,287 0.51% 5,783 0.58% Home Equity and Other 3,452 0.90% 3,962 1.07% Total Consumer Loans 8,739 0.61% 9,745 0.71% Total Allowance for Credit Losses $40,500 0.55% $40,000 0.55% The reserve rate is calculated excluding balances related to loans that are insured by the FHA or guaranteed by the VA or SBA.

Non-GAAP Financial Measures $ Thousands, Except Per Share Data Quarter Ended YTD Dec. 31, 2023 Sep. 30, 2023 June 30, 2023 Mar. 31, 2023 Dec. 31, 2022 Dec. 31, 2023 Tangible Book Value per Share Shareholders’ Equity $538,387 $502,487 $527,623 $574,994 $562,147 Less: Goodwill and Other Intangibles (9,641) (10,429) (11,217) (51,862) (29,980) Tangible Shareholders’ Equity $528,746 $492,508 $516,406 $523,132 $532,167 Common Shares Outstanding 18,810,055 18,794,030 18,776,597 18,767,811 18,730,380 Computed Amount $28.11 $26.18 $27.50 $27.87 $28.41 Tangible Common Equity to Tangible Assets Tangible Shareholders’ Equity $528,746 $492,058 $516,406 $523,132 $532,167 Tangible Assets Total Assets $9,384,751 $9,458,751 $9,501,475 $9,858,889 $9,364,760 Less: Goodwill and other intangibles (9,641) (10,429) (11,217) (51,862) (29,980) Net $9,375,110 $9,448,322 $9,490,258 $9,807,027 $9,334,780 Ratio 5.6% 5.2% 5.4% 5.3% 5.7% Core net income (loss) Net income (loss) $(3,419) $2,295 $(31,422) $5,058 $8,501 $(27,508) Adjustments (tax effected) Merger related expenses 1,170 1,170 Goodwill impairment - - 34,622 - - 34,622 Total $(2,249) $2,295 $3,180 $5,058 $8,501 $8,284 Fully diluted shares 18,807,965 18,792,893 18,775,022 18,771,899 18,753,147 18,783,005 Computed amount ($0.12) $0.12 $0.17 $0.27 $0.45 $0.44 p. 32

Non-GAAP Financial Measures (continued) $ Thousands, Except Per Share Data Quarter Ended Dec. 31, 2023 Sep. 30, 2023 June 30, 2023 Mar. 31, 2023 Dec. 31, 2022 Return on Average Tangible Equity Average Shareholders’ Equity $513,758 $535,369 $582,172 $578,533 $565,950 Less: Average Goodwill and Other Intangibles (10,149) (10,917) (51,138) (30,969) (30,133) Average Tangible Equity $503,609 $524,452 $531,034 $547,564 $535,817 Core Net Income (Loss) (per above) ($2,249) $2,295 $3,180 $5,058 $8,501 Amortization of Core Deposit Intangibles (net of tax) 615 614 614 459 183 Tangible Income (Loss) Applicable to Shareholders ($1,634) $2,909 $3,794 $5,517 $8,684 Ratio (1.3%) 2.2% 2.9% 4.1% 6.4% Return on Average Assets - Annualized core Average Assets $9,351,866 $9,433,648 $9,562,817 $9,530,705 $9,348,396 Core Net Income (per above) ($2,249) $2,295 $3,180 $5,058 $8,501 Ratio (0.10%) 0.10% 0.13% 0.22% 0.36% Effective Tax Rate Used in Computations Above (1) 22.0% 22.0% 22.0% 22.0% 22.0% (1) Effective tax rate indicated is used for all adjustment except the goodwill impairment charge as a portion of this charge was not deductible for tax purposes. Instead a computed effective rate of 13.1% was used for the goodwill impairment charge. p. 33

Non-GAAP Financial Measures (continued) $ Thousands Quarter Ended Dec. 31, 2023 Sep. 30, 2023 June 30, 2023 Mar. 31, 2023 Dec. 31, 2022 Efficiency Ratio Noninterest Expense $49,511 $49,089 $90,781 $52,491 $50,420 Adjustments: Merger related expenses (1,500) - - - - Goodwill impairment - - (39,857) - - State of Washington Taxes 659 (572) (526) (555) (597) Adjusted Total $48,670 $48,517 $50,398 $51,936 $49,823 Total Revenues Net Interest Income $34,989 $38,912 $43,476 $49,376 $55,687 Noninterest Income 10,956 10,464 10,311 10,190 9,677 Gain on sale of branches - - - - - Total Revenues $45,945 $49,376 $53,787 $59,566 $65,364 Ratio 105.9% 98.3% 93.7% 87.2% 76.2% Efficiency Ratio- excluding SFL Noninterest Expense (per above) $48,670 $48,517 $50,398 $51,936 $49,823 Less: SFL direct expense* (5,097) (5,668) (5,607) (5,446) (3,845) Net 43,573 42,849 44,791 46.490 45,978 Revenue (per above) $45,945 $49,376 $53,787 $59,566 $65,364 Less: SFL Revenue (3,928) (4,181) (4,141) (4,065) (3,002) Net 42,017 45,195 49,646 55,501 62,362 Ratio 103.7% 94.8% 90.2% 83.8% 73.7% Efficiency Ratio – SFL* 129.8% 135.6% 135.4% 134.0% 128.1% *excludes allocations of indirect expenses p. 34

Non-GAAP Financial Measures (continued) p. 35 To supplement our unaudited condensed consolidated financial statements presented in accordance with GAAP, we use certain non- GAAP measures of financial performance. In this presentation, we use the following non-GAAP measures: (i) tangible common equity and tangible assets as we believe this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of capital ratios; (ii) core income which excludes goodwill impairment charges and merger related expenses as we believe this is a better comparison to be used in projecting future results and (iii)an efficiency ratio, which is the ratio of noninterest expense to the sum of net interest income and noninterest income, excluding certain items of income or expense and excluding taxes incurred and payable to the state of Washington as such taxes are not classified as income taxes, and we believe including them in noninterest expense impacts the comparability of our results to those companies whose operations are in states where assessed taxes on business are classified as income taxes. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures provided by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non- GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non- GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirements. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other parties in the evaluation of companies in our industry. Rather, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures prepared in accordance with GAAP. We have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure.